UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2010
Keithley Instruments, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28775 Aurora Road, Solon, Ohio	44139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 248-0400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     Keithley Instruments, Inc., an Ohio corporation (the “Company”), and Danaher Corporation, a Delaware corporation (“Danaher”), announced that on December 8, 2010, pursuant to the terms of the Agreement and Plan of Merger, dated as of September 29, 2010 (the “Merger Agreement”), among Danaher, Aegean Acquisition Corp., an indirect wholly-owned subsidiary of Danaher and an Ohio corporation (“Merger Sub”), and the Company, Merger Sub merged with and into the Company. Subject to the terms of the Merger Agreement, each outstanding common share and Class B common share of the Company was converted into the right to receive $21.60 in cash, without interest. Danaher and Merger Sub paid approximately $300 million in cash to acquire all outstanding common shares and Class B common shares of the Company. As a result of the merger, Danaher owns 100% of the voting securities of the Company, and the Company, as the surviving entity, is an indirect wholly-owned subsidiary of Danaher.
     A copy of the Merger Agreement was filed with, and a description of the merger was included in the Company’s proxy statement filed with the Securities and Exchange Commission on October 25, 2010 and is incorporated by reference herein. A copy of the Company’s press release announcing the closing of the merger is attached as Exhibit 99.1 hereto.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the closing of the merger, the Company notified the New York Stock Exchange (the “NYSE”) on December 8, 2010 that it had become a wholly-owned subsidiary of Danaher and requested that the NYSE suspend trading of the common shares of the Company and file with the Securities and Exchange Commission an application on Form 25 to report that the common shares of the Company are no longer listed on the NYSE.
Item 3.03. Material Modification to Rights of Security Holders.
     The information set forth under Item 2.01 is incorporated by reference herein.
Item 5.01. Changes in Control of Registrant.
     The information set forth under Item 2.01 is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the completion of the transactions contemplated by the Merger Agreement, on December 8, 2010, the Company’s directors resigned from its board of directors. The directors of Merger Sub immediately prior to the effective time of the merger became the directors of the Company.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Agreement and Plan of Merger, dated as of September 29, 2010, by and among Danaher Corporation, Aegean Acquisition Corp. and Keithley Instruments, Inc. (previously filed with Keithley Instruments, Inc.’s proxy statement filed with the Securities and Exchange Commission on October 25, 2010 and incorporated herein by reference).
99.1	—	Press Release dated December 8, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.
December 8, 2010	By:	/s/ Mark J. Plush
		Name:	Mark J. Plush
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 29, 2010, by and among Danaher Corporation, Aegean Acquisition Corp. and Keithley Instruments, Inc. (previously filed with Keithley Instruments, Inc.’s proxy statement filed with the Securities and Exchange Commission on October 25, 2010 and incorporated herein by reference).
99.1	Press Release dated December 8, 2010.

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